UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Water Pik Technologies, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Well-positioned for accelerated growth with earnings leverage

April 2004

Why Are We Here Today

•     Review Company performance

•      Review strategy that got us here

•      Describe where we go from here

•      Answer your questions

PIK Outperformed in a Tough Economy

[CHART]

Source:  Yahoo.com Data 11/30/99 through 4/5/04

3-Year Average Returns:
PIK Performance vs. Industry Groups

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Industry Group data as reported in The Wall Street Journal, Monday March 8, 2004

Results and Outlook are Strong

	2003	2002	Increase
Actual Results Dec. Quarter
PHC Revenue	$36.5	$33.6	8.6%
PPHS Revenue	$60.6	$51.0	18.8%
PIK Revenue	$97.1	$84.6	14.8%
PIK EPS	$0.47	$0.32	46.8%

Current Outlook Year Ended September
FY04 Revenue Growth Target		12-14%
FY04 EPS Dollar Target		$1.00 - $1.05
FY04 EPS Growth Target		37-44%

Dollars in millions except EPS for fiscal year-end Sept. 30

At The Time of The Spin-off

Strengths

•                  Several No. 1 market share positions

•                  Well recognized consumer/trade brands

•                  Broad-based distribution channels

•                  Strong relationships with pool builders

Challenges

•                  Flat/declining sales and profit

•                  Low level of capital investment

•                  Lack of new products in pipeline

•                  No momentum with major retailers

•                  High cost, U.S. based manufacturing capability

•                  Lack of critical mass across business

Other

•                  Establish public company infrastructure

•                  Raise/spend capital in 24 months (IRS Ruling)

Our Chosen Strategy

•                  Create critical mass in existing businesses

•                  Drive growth through innovative new products

•                  Extend proven brands into new categories

•                  Become more important to major retailers

•                  Participate in pool industry consolidation

•                  Reduce manufacturing cost position

•                  Drive business focus through strategic acquisitions

What We Have Accomplished

•                  Performed through tough economic climate

•                  Invested capital in new products/cost reduction

•                  Maintained strong balance sheet

•                  Launched new products into all categories

•                  Re-established leadership position in retail categories

•                  Developed complete pool equipment line

•                  Completed two strategic acquisitions to drive business focus

•                  Developed a global manufacturing capability

•                  Consolidated/strengthened enterprise information systems

Increased Investment in Business

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For fiscal year-end Sept. 30

Maintained Strong Balance Sheet

Debt to Total Capital

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For fiscal year-end Sept. 30

New Products are Driving Growth

% of Sales from New Products Less than 3 Years old

[CHART]

For fiscal year-end Sept. 30

Markets in Which We Compete:
Pool Equipment

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Markets in Which We Compete:
Water-heating Systems

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Shower Price Points

	Under $20.00	$20.00-$30.00	$30.00-$50.00	over $50.00
Pulsating	Original Shower Products		Original Shower Products

		Elements® March 2004	New Visions® August 2001

Pan Head				Medallion™

		AquaFall® May 2001		Cascadia® May 2001

Summary of New Product Introductions 2000-2004

Oral Health products: SynchroSonic®, Cordless Dental Water Jet, Flosser, Travelbrush and Vibe®

Shower products: AquaFall®, Cascadia®, New Visions®, Shower Panel, Flexible Shower Massage®, Misting Massage®, Medallion™, Elements® and Shower Filter

Other products: AccuReach®, Foot Spas and Aquia™

Pool products: Pool Heaters (LX, LT and HotShot®), Heat Pumps, AquaLink®, Pumps, Filters, ClorMatic®, Aqua Accents™, Deck Jets, Pool Maintenance Kit and Outdoor Shower

Water-heating systems: Rheos®, Pennant® and Endurance™

Rationalizing Manufacturing

1999	2000-04	2003-04	Beyond 2004

[GRAPHIC]	Secured offshore sources for lower cost product	[GRAPHIC]	Global supply chain expertise provides opportunity for additional rationalization

Reduced manufacturing facilities from 9 to 5		Added 2 manufacturing facilities through acquisitions

Where Do We Go From Here

•                  Continue sales momentum and leverage earnings

•                  Focus R&D/capital on leadership positions

•                  Launch PHC retail products to continue gains

•                  Aggressively convert pool builders to Jandy System

•                  Build on Heating Systems sales turnaround

•                  Expand global manufacturing capability

•                  Continue acquisition strategy to drive focus

•                  Deliver consistent sales and earnings performance

Next Steps in Building Shareholder Value

•                  Complete comprehensive business review to include:

•                  Short and long-term business strategies

•                  Contribution analysis of each product category

•                  Opportunities to consolidate additional facilities

•                  Overall financial analysis of all business options

•                  Report findings/recommendations to Board

•                  Maintain management continuity to deliver value

Forward-looking Statements

This presentation, and discussions related to this presentation, which are not historical facts may be considered forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from these forward-looking statements as a result of the risk factors described in the Company’s filings with the Securities and Exchange Commission. In light of these risks and uncertainties, there can be no assurance that the forward-looking information expressed in this presentation will in fact transpire.

Proxy Information

Participants and additional information

Information regarding persons who may be deemed to be participants in the solicitation of proxies on behalf of Water Pik Technologies, Inc. (the “Company”) in connection with the 2004 Annual Meeting of Stockholders has been filed by the Company with the Securities and Exchange Commission on Schedule 14A.  Please see Annex C to the Company’s preliminary Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on March 10, 2004, and updates to information regarding the participants as they are filed by the Company with the SEC.

Investors are urged to read the Company’s Proxy Statement and additional solicitation materials when they become available and other relevant documents filed with the SEC by the Company because they will contain important information.

Investors will be able to obtain the Company’s SEC filings free of charge at the SEC website (www.sec.gov).  In addition, documents filed with the SEC by the Company will be available free of charge by contacting Water Pik Technologies, Inc., 23 Corporate Plaza, Suite 246, Newport Beach, California 92660, (949) 719-3700.

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Well-positioned for accelerated growth with earnings leverage

April 2004